Supplemental Financial Report Second Quarter 2020 August 6, 2020 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19), the severity of the disease, the duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, the potential negative impacts of COVID-19 on the global economy and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan and the ability to source additional capital commitments to support such project), financial condition and business operation; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures, or its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to pay, maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; whether Colony Capital will continue to serve as our external manager or whether we will pursue another strategic transaction; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities, including the current U.S. presidential administration, and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Part II, Item 1A of the Company’s Form 10-Q for the quarter ended March 31, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

Company highlights

Non-Recourse Preferred Financing Closed $229 million non-recourse preferred financing on a portfolio of five investments Asset Sales – Core Portfolio Since Q1 2020, sold 3 investments for $222 million of net proceeds Sold 27 CRE debt securities for $24 million of net proceeds One investment under contract expected to generate $78 million of net proceeds and close by year-end Since Q1 2020, sold 6 LNS assets for $34 million of net proceeds Net loss of $(227.1) million or $(1.77) per share and Total Core/LNS Earnings (Loss) of $(230.5) million or $(1.75) per share Total Core/LNS Earnings excluding gains/(losses) of $34.7 million or $0.26 per share GAAP net book value of $1.7 billion or $13.06 per share and undepreciated book value of $1.9 billion or $14.43 per share Recorded $164 million of impairments related to sales or valuations of certain loans, CRE debt securities and owned real estate(5) Suspended monthly cash dividend on 4/17/20 beginning with the monthly period ending 4/30/20 $525 million of available liquidity as of 8/5/20 (more than doubled from $255 million as of 5/6/20) $1.6 billion of available capacity under senior loan master repurchase facilities Reduced debt by approximately $375 million during the second quarter and by over $600 million from 3/31/20 to date 60% debt-to-total assets ratio and 1.4x net debt-to-equity ratio Obtained margin holidays and favorable terms on two senior loan master repurchase facilities Total investment portfolio of $4.1 billion $2.5 billion Core loan and preferred equity portfolio 100% of Core floating rate senior mortgage loans have active LIBOR floors (weighted average LIBOR floor of approximately 190bps) $1.0 billion Core net lease portfolio with a weighted average lease term of 8.8 years Portfolio Activity Financial Results Liquidity & Capitalization Investment Portfolio second quarter Company Highlights $525M Total Liquidity(1) $14.43 Book Value Per Share(3) 1.4x Net-Debt-to-Equity Ratio(4) $4.7B Total At-Share Assets(2) See footnotes in the appendix

CLNC generated liquidity, further solidified the balance sheet and improved positioning for future opportunities Second quarter Significant Developments $229 million of non-recourse preferred financing on portfolio of five Company investments. Borrowings of $200 million at closing representing a 52.5% advance rate to the Company’s carrying value, with access to $29 million of additional commitments The financing provides a 10% preferred return and a residual interest in future cash flows. In addition, the structure of the financing resulted in a reduction in stockholders’ equity of approximately $70 million LA Mixed-Use Development – Recorded an $89 million fair value loss on our LA mixed-use construction mezzanine loan and preferred equity interest as a result of cost overruns due to construction costs and timing delays Loans & Preferred Equity Portfolio – $40 million of net impairments across separate borrowers collateralized by hotel, office and mixed-use properties, respectively(2). Subsequent to the second quarter, exited the hotel and office loan at 6/30/20 book value CRE Debt Securities – $18 million of impairments on CRE debt securities and placed such securities on cost recovery(3) Operating Real Estate – $17 million of impairments on held for sale operating real estate in conjunction with winding down the LNS Portfolio Core Portfolio Sold one preferred equity interest collateralized by a portfolio of operating intensive properties for $98 million of net proceeds; recognized a $10 million loss Sold 27 CRE debt securities for $90 million of gross proceeds and $24 million of net proceeds; recognized a $21 million net loss not previously recorded in other comprehensive income(1) Subsequent to quarter end, sold one hotel and office loan for $182 million of gross proceeds and $125 million of net proceeds, respectively; in-line with 6/30/20 book values One net lease portfolio under contract for expected gross proceeds of $335 million and net proceeds of $78 million Sold four LNS assets for $46 million of gross proceeds and $29 million of net proceeds; recognized a $10 million gain Earnings & Other Book Value Adjustments Impairments Non-Recourse Preferred Financing Asset Sales Total Core/LNS Earnings excluding gains/(losses) of $35 million Other items including FX translations, unwind of CMBS interest rate swap and changes to other comprehensive income of $1 million See footnotes in the appendix

In aggregate, events during the quarter resulted in a book value reduction of $1.69 per share Second quarter Book Value Bridge Undepreciated Book Value Adjustments(1) As of 3/31/20 LA Mixed-Use Development Other Impairments / Asset Sales(2) Non-Recourse Preferred Financing Earnings & Other Adjustments(3) As of 6/30/20 $mm $2,119 ($89) ($96) ($70) $36 $1,900 Per Share $16.12 ($0.68) ($0.73) ($0.53) $0.25 $14.43 (3) See footnotes in the appendix (2)

Balance sheet summary Company Overview ($ in thousands, unless otherwise stated; as of June 30, 2020; at CLNC share) See footnotes in the appendix $4.7 billion Total at-share assets(1) 60% Debt-to-asset ratio(2) 1.4x Net-debt-to-equity ratio(3) $1.7 billion / $13.06 per share GAAP net book value(1) $1.9 billion / $14.43 per share Undepreciated book value(1) 95% / 5% Core Portfolio / LNS Portfolio (based on GAAP net book value as of June 30, 2020) Portfolio Overview

Core Portfolio

Q2’20 Core Earnings ex. gains / (losses) of approximately $35.6 million, or $0.27 per share During the second quarter 2020, sold one preferred equity interest and 27 CRE debt securities for $121 million of net proceeds Subsequent to the second quarter 2020, sold one senior loan and one preferred equity interest for $125 million of net proceeds Subsequent to the second quarter 2020, one net lease investment under contract for $78 million of net proceeds Obtained margin holidays / buffers on two senior loan master repurchase facilities Closed $229 million non-recourse preferred financing Core Portfolio – Overview ($ in thousands, unless otherwise stated; as of June 30, 2020; at CLNC share) See footnotes in the appendix Investment Type(2) Property Type(2) Portfolio Summary 81 Total number of investments $4.2 billion Total at-share assets(1) $1.6 billion / $12.39 GAAP net book value / per share (1) $1.7 billion / $13.13 Undepreciated net book value / per share (1) Portfolio Activity Portfolio Overview

Core Portfolio – Loans & Preferred Equity Portfolio Overview Overview Investment Type(5) (As of June 30, 2020; at CLNC share) 51 Total number of investments $2.5 billion Total loans & preferred equity(1) $49 million Average investment size 98% % Senior loans floating rate (All floating rate senior loans have LIBOR floors in-place) 1.4 years W.A. remaining term(2) 3.8 years W.A. extended remaining term(3) 6.3% W.A. unlevered all-in yield(4) 70% W.A. loan-to-value (senior loans only) 3.9 W.A. risk ranking Property Type(5) Geography(5) See footnotes in the appendix

Core Portfolio – Loans & Preferred Equity Portfolio Overview (Cont’d) ($ in thousands; as of June 30, 2020; at CLNC share) See footnotes in the appendix

Core portfolio – CRE Debt securities Ratings Category(5) Vintage(5) (As of June 30, 2020, unless otherwise stated; at CLNC share) Overview 24 Total number of investments(1) $285 million Principal value(2) $142 million Carrying value(2) $103 million Net carrying value(3) 5.6 years W.A. remaining term(4) See footnotes in the appendix % of Portfolio Vintage Year * During the second quarter 2020, placed investment grade and non-investment grade rated CRE debt securities on cost recovery and as a result, have ceased accretion of any discounts to expected maturity and applied any cash interest received against the CRE debt securities’ carrying value

Core Portfolio – Net lease real estate Property type(7) ($ and square feet in thousands; as of June 30, 2020, unless otherwise stated; at CLNC share) Geography(7) W.A. remaining lease term(6)(7) * 100% is related to industrial net lease properties See footnotes in the appendix

Core Portfolio – loans & preferred equity portfolio Core Portfolio – Investment Detail ($ in millions; as of June 30, 2020; at CLNC share) See footnotes in the appendix * ** Represents loans and preferred equity interests which sold/paid off subsequent to the second quarter 2020 Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects

Core Portfolio – Investment Detail (Cont’d) ($ in millions; as of June 30, 2020; at CLNC share) Core Portfolio – loans & preferred equity portfolio (cont’d) Core Portfolio – CRE debt securities * ** *** See footnotes in the appendix Represents loans and preferred equity interests which sold/paid off subsequent to the second quarter 2020 Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects Represents an equity participation interest

Core Portfolio – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of June 30, 2020; at CLNC share) Core Portfolio – net lease real estate Core Portfolio – summary See footnotes in the appendix HFS = held for sale

Legacy, Non-Strategic Portfolio

Portfolio Summary 43 Total number of investments $0.6 billion Total at-share assets(1) $0.1 billion / $0.67 GAAP net book value / per share(1) $0.2 billion / $1.30 Undepreciated net book value / per share(1) Q2’20 LNS Earnings (Loss) ex. gains / (losses) of approximately $(1.0) million, or $(0.01) per share During the second quarter 2020, sold four LNS assets totaling $29 million of net proceeds Subsequent to the second quarter 2020, sold two LNS assets totaling $4 million of net proceeds Since the portfolio bifurcation plan was announced in November 2019, the Company has monetized $208 million of LNS net carrying value, or approximately 50% of the total LNS net carrying value as of 9/30/19 Legacy, Non-Strategic – Portfolio Overview ($ in thousands, unless otherwise stated; as of June 30, 2020; at CLNC share) See footnotes in the appendix Portfolio Activity Investment Type(2) Property Type(2) Portfolio Overview

Capitalization

Entered temporary modifications on two master repurchase facilities to which CLNC voluntarily reduced facility advances corresponding to its financed senior mortgage loans. Agreed to six-month holidays or buffers before further margin calls, additional protections before certain repurchase obligations may be triggered and broader discretion to negotiate modifications with its borrowers to implement certain modifications to the underlying loans during such period As of 8/5/20, CLNC’s had $610 million senior loan master repurchase facility financing, of which $277 million or 45% of the total outstanding repurchase financing was covered by six-month holiday periods CLNC reduced exposure to CMBS borrowings from $197 million at 3/31/20 to $38 million at 6/30/20 and extended the maturity date 6-months Capitalization Highlights (As of June 30, 2020, unless otherwise stated; at CLNC share) Overview $4.6 billion Total capitalization (excluding cash) $2.8 billion Total outstanding debt(1) $195 million Corporate revolving credit facility availability As of August 5, 2020 $1.6 billion ($2.3 billion maximum facilities availability) Master repurchase facilities availability As of August 5, 2020 1.4x Net debt-to-equity ratio(2) 2.96% Blended all-in cost of financing(3) Capital Structure(4) See footnotes in the appendix Recent Updates

Capitalization overview ($ in thousands; as of June 30, 2020; at CLNC share) See footnotes in the appendix

Appendix

We present Core Earnings/Legacy, Non-Strategic (“LNS”) Earnings, which are non-GAAP supplemental financial measures of our performance. Our Core Earnings are generated by the Core Portfolio and Legacy, Non-Strategic Earnings are generated by the Legacy, Non-Strategic Portfolio. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 10, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or “PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (ix) and (x), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provisions for loan losses. Prior to the third quarter of 2019, Core Earnings reflected adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. During the third quarter of 2019, we revised our definition of Core Earnings to include the provision for loan losses while excluding realized losses of sales of real estate property and impairment write-downs of preferred equity investments. This was approved by a majority of our independent directors. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Important Note Regarding Non-GAAP Financial Measures and definitions

The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. Important Note Regarding Non-GAAP Financial Measures and definitions (Cont’d)

Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loans & Preferred Equity Portfolio (or “Loan Portfolio”) As of June 30, 2020, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of Colony Capital which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity interests include related equity participation interests CRE Debt Securities As of June 30, 2020, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Leased Real Estate (“Net Lease”) As of June 30, 2020, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Legacy, Non-Strategic Portfolio (“LNS Portfolio” or “LNS”) Legacy, Non-Strategic Investments As of June 30, 2020, the Company’s Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office and multifamily residential assets, real estate acquired in settlement of loans (“REO”), real estate private equity interests (“Private Equity Interests” or “PE Interests”) and certain retail and other legacy loans originated prior to the combination that created the Company. Notes regarding reportable segments

Appendix – Consolidated Balance sheet (In thousands, except share and per share data; as of June 30, 2020 unless otherwise stated)

Appendix – Consolidated Statements of operations (In thousands, except per share data; as of June 30, 2020, unless otherwise stated) (Unaudited)

Appendix – Consolidated Statements of operations By Segment ($ in thousands; as of June 30, 2020) (Unaudited)

Appendix – Outstanding common shares and Op units

Appendix – reconciliation of gaap to non-gaap financial information (In thousands, except per share data; as of June 30, 2020) (Unaudited) Reconciliation of consolidated balance sheet to at CLNC share balance sheet See footnotes in the appendix

Reconciliation of GAAP net book value to undepreciated book value Appendix – reconciliation of gaap to non-gaap financial information (Cont’d) (In thousands, except per share data; as of June 30, 2020) (Unaudited) See footnotes in the appendix

Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) (In thousands, except per share data; as of June 30, 2020) (Unaudited) Reconciliation of GAAP net income (loss) to Core Earnings (Loss)/LNS Earnings (Loss) See footnotes in the appendix Reconciliation of Core Earnings (Loss)/LNS Earnings (Loss) to Core Earnings (Loss)/LNS Earnings (Loss) Excl. Gains/(Losses)

Reconciliation of GAAP net income (loss) to NOI/EBITDA Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) ($ in thousands; as of June 30, 2020) (Unaudited)

Appendix – Footnotes Page 4 Represents cash-on-hand and availability under the corporate revolving credit facility as of 8/5/20 Represents CLNC share as of 6/30/20. This includes noncontrolling interests in the Operating Partnership (“OP”) and excludes noncontrolling interests in investment entities Represents undepreciated book value at CLNC share as of 6/30/20. This includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of 6/30/20; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Excludes fair value mark-to-markets (“FV MTM”) related to CRE debt securities which were previously recorded through other comprehensive income (“OCI”) at 3/31/20 and impairments related to two investments within the loan & preferred equity portfolio which were previously recorded through CECL reserve at 3/31/20 Page 5 Excludes realized losses which were previously recorded through OCI at 3/31/20 Excludes impairments related to two investments within the loan & preferred equity portfolio which were previously recorded through CECL reserve at 3/31/20 Excludes FV MTM which were previously recorded through OCI at 3/31/20 Page 6 Represents undepreciated book value at CLNC share as of 6/30/20, unless otherwise stated Other Impairments / Assets Sales excludes the following: (i) realized losses related to sales of CRE debt securities and FV MTM on CRE debt securities which were previously recorded through OCI at 3/31/20 and (ii) impairments related to two investments within the loan & preferred equity portfolio which were previously recorded through CECL reserve at 3/31/20 Earnings & Other Adjustments includes the following: (i) Total Core/LNS Earnings excluding gains/(losses), (ii) FX translation realized gain, (iii) interest rate hedge realized loss related to the CRE debt securities portfolio (net of what was previously recorded through OCI at 3/31/20), (iv) changes in CECL reserve and (v) adjustments for shares issued during the quarter and other adjustments Page 7 Represents CLNC share as of 6/30/20. This includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share as of 6/30/20 Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of 6/30/20; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Represents carrying values net of any in-place investment-level financing at CLNC share as of 6/30/20 Preferred equity includes $17 million related to equity participation interests Includes securitization assets which are presented net of the impact from consolidation Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 9 Represents CLNC share as of 6/30/20. This includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Based on carrying values at CLNC share as of 6/30/20. Property type excludes CMBS and mortgage loans held in securitization trusts Preferred equity includes $17 million related to equity participation interests Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Represents carrying values at CLNC share as of 6/30/20 Represents carrying values net of any in-place investment-level financing at CLNC share as of 6/30/20 Represents Core Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 10 Represents carrying values at CLNC share as of 6/30/20 Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 6/30/20 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 6/30/20 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 6/30/20 for W.A. calculations

Appendix – Footnotes (cont’d) Page 10 (Cont’d) Based on carrying values at CLNC share as of 6/30/20 Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 11 Represents carrying values at CLNC share as of 6/30/20 Represents carrying values net of any in-place investment-level financing at CLNC share as of 6/30/20 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 6/30/20 for W.A. calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 6/30/20 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 6/30/20 Page 12 Investment count represents total number of tranches acquired; two total “B-piece” transactions Represents principal amounts and carrying values at CLNC share as of 6/30/20; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation Represents carrying values net of any in-place investment-level financing at CLNC share as of 6/30/20 W.A. calculation based on carrying value at CLNC share as of 6/30/20 Based on carrying values at CLNC share as of 6/30/20 Page 13 Represents carrying values at CLNC share as of 6/30/20; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization Represents carrying values net of any in-place investment-level financing at CLNC share as of 6/30/20 Represents reported NOI for the second quarter 2020 at CLNC share Represents annualized reported NOI for the second quarter 2020 at CLNC share Represents the percent leased as of 6/30/20 and is weighted by carrying value at CLNC share as of 6/30/20 Based on in-place leases (defined as occupied and paying leases) as of 6/30/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 6/30/20 Based on carrying values at CLNC share as of 6/30/20 Page 14 Represents carrying values at CLNC share as of 6/30/20 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 6/30/20 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 6/30/20 Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis Page 15 Represents principal values and carrying values at CLNC share as of 6/30/20 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 6/30/20 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 6/30/20 Mezzanine loans include attachment loan-to-value and detachment loan-to-value, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment loan-to-value and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis W.A. calculation based on carrying value at CLNC share as of 6/30/20

Appendix – Footnotes (cont’d) Page 16 Represents carrying values at CLNC share as of 6/30/20 Represents annualized reported NOI for the second quarter 2020 at CLNC share Represents the percent leased as of 6/30/20 and is weighted by carrying value at CLNC share as of 6/30/20 Based on in-place leases (defined as occupied and paying leases) as of 6/30/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 6/30/20 Page 18 Represents CLNC share as of 6/30/20. This includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Based on carrying values at CLNC share as of 6/30/20. Property type excludes private equity interests Related to an equity participation interest Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities Other includes commercial and residential development and predevelopment assets Represents carrying values at CLNC share as of 6/30/20 Represents carrying values net of any in-place investment-level financing at CLNC share as of 6/30/20 Represents LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 20 Represents UPB at CLNC share as of 6/30/20 Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of 6/30/20; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Assumes the applicable floating benchmark rate as of 6/30/20 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of 6/30/20 Outstanding debt based on UPB at CLNC share as of 6/30/20 Includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities as of 6/30/20 Represents financing on one senior loan investment in the Core Portfolio Page 21 Subject to customary non-recourse carve-outs W.A. calculation based on outstanding debt (UPB) at CLNC share as of 6/30/20. W.A. extended maturity excludes CMBS facilities Assumes the applicable floating benchmark rate as of 6/30/20 for W.A. calculations Represents UPB at CLNC share as of 6/30/20 Represents financing on one senior loan investment in the Core Portfolio Maturity dates are dependent on asset type and typically range from one to three month rolling periods Page 30 Represents interests in assets held by third party partners Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 31 Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities The Company calculates GAAP net book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of 6/30/20, the total number of common shares and OP units outstanding was approximately 131.7 million Page 32 The Company calculates Core Earnings (Loss) / Legacy, Non-Strategic Earnings (Loss) per share and Core Earnings (Loss) / Legacy, Non-Strategic Earnings (Loss) excluding gains / (losses) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended 6/30/20, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units

Company Website: www.clncredit.com Company information Colony Credit Real Estate (NYSE: CLNC) is one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.clncredit.com. Analyst Coverage: Raymond James Stephen Laws 901-579-4868 B. Riley FBR Randy Binner 703-312-1890 Headquarters: Los Angeles 515 South Flower Street 44th Floor Los Angeles, CA 90071 310-282-8220 Investor Relations: ADDO Investor Relations Lasse Glassen 310-829-5400 lglassen@addoir.com Press & Media: Owen Blicksilver P.R., Inc. Caroline Luz 203-656-2829 caroline@blicksilverpr.com Stock & Transfer Agent: American Stock & Transfer Trust Company (AST) 866-751-6317 help@astfinancial.com NYSE Ticker: CLNC Shareholder information